UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 13, 2020

CITIZENS, INC.
(Exact name of registrant as specified in its charter)

COLORADO	0-16509	84-0755371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
14231 Tandem Blvd, Austin, Texas 78758
(Address of principal executive offices) (Zip Code)
(512) 837-7100
(Registrant’s telephone number, including area code)
2900 Esperanza Crossing, Austin, Texas 78758
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock	CIA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 13, 2020, Citizens, Inc. (the “Company”) entered into an Executive Change in Leadership Agreement (the “Agreement”) with its Chief Financial Officer, Jeffery P. Conklin, and each of the following executive officers: James A. Eliasberg, Robert M. Mauldin III, Chad M. Mellon and Harvey J. L. Waite (each, an “Executive” and collectively, the “Executives”). The Compensation Committee of the Board of Directors of the Company determined that the Agreement would, among other things, help preserve leadership continuity in-light-of potential change in control of the Company. Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Agreement.

The Agreement provides that (i) if Geoff Kolander, the President and Chief Executive Officer of the Company, departs from the Company prior to January 1, 2022 (a “Change in Leadership”), and (ii) the Executive is terminated without Cause or the Executive terminates employment with the Company for Good Reason within one year of the Change in Leadership, the Executive shall be entitled to a termination payment as follows:

1.reimbursement of six (6) months of COBRA continuation payments under the Company’s group health plan at cost of normal employee rate provided that Executive elects COBRA continuation coverage; and
2.six (6) months of Executive’s then-base monthly compensation; and
3.the immediate vesting of any outstanding stock grants from the Company to the Executive.

The Termination Payment shall be made to the Executive in a lump sum within 30 days of termination of employment provided Executive signs a release of claims in a form acceptable to the Company on the last day of Executive’s employment with the Company.

The above summary of the Agreement is qualified by reference in its entity to the Agreement, which is attached hereto as Exhibit 10.1, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1
Form of Executive Change in Leadership Agreement entered into by and between the Company and each of the following: Jeffery P. Conklin, James A. Eliasberg, Robert M. Mauldin III, Chad M. Mellon and Harvey J. L. Waite

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS, INC.

By:	/s/ Geoffrey M. Kolander
President and Chief Executive Officer
Date: April 16, 2020